SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement                  ☐ Soliciting Material Under Rule
☐  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
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SPEEDUS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be

Held December 17, 2009

To the Stockholders of Speedus Corp.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Speedus Corp., a Delaware corporation (“Speedus” or the “Company”), will be held at the Company’s Executive Offices, 1 Dag Hammarskjold Blvd., Freehold, New Jersey 07728, on Thursday, December 17, 2009, at 11:00 AM, Eastern time, or at any postponement or adjournment thereof for the following purposes:

1.	To elect to the Board of Directors of the Company the five directors currently serving thereon to serve until the Company’s 2010 Annual Meeting of Stockholders or until their successors are duly elected;
2.	To approve an amendment to the Company's 2005 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 150,000 shares from 319,842 to 469,842 shares, as adjusted;
3.	Ratification of the appointment of Amper, Politziner & Matttia, P.C. as the Company’s independent registered public accounting firm;
4.	To act upon such other business as may properly come before the Annual Meeting.

     In accordance with the provisions of the Company’s By-Laws, the Board of Directors has fixed the close of business on November 16, 2009 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting.

     Generally, there are three options for voting your proxy. You can vote by telephoning a toll-free number, via the internet or by completing, signing and returning the enclosed proxy card in the envelope provided. In any case, please follow the instructions on the proxy card. To ensure that your shares are represented at the Annual Meeting, you are urged to vote your proxy in one of these fashions. You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person.

     Your attention is directed to the accompanying Proxy Statement.

By Order of the Board of Directors
Shant S. Hovnanian

Chairman, President and
Chief Executive Officer

November 23, 2009

1 Dag Hammarskjold Boulevard
Freehold, New Jersey 07728
______________________

ANNUAL MEETING OF STOCKHOLDERS
December 17, 2009
______________________

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Speedus Corp. (“Speedus” or the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company to be held at the Company’s Executive Offices, 1 Dag Hammarskjold Blvd., Freehold, New Jersey 07728, on Thursday, December 17, 2009, at 11:00 AM, Eastern time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 23, 2009.

     Only holders of record of the Company’s common stock, par value $.01 per share (“Common Stock”), at the close of business on November 16, 2009 (the “Record Date”), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on the Record Date and entitled to vote was 4,026,005. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

     At the Annual Meeting, stockholders will be asked to:

1.	Elect to the Board of Directors of the Company the five directors currently serving thereon to serve until the Company’s 2010 Annual Meeting of Stockholders or until their successors are duly elected;
2.	To approve an amendment to the Company's 2005 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 150,000 shares from 319,842 to 469,842 shares, as adjusted;
3.	Ratify the appointment of Amper, Politziner & Matttia, P.C. as the Company’s independent registered public accounting firm (the “Ratification Proposal” and, these proposals collectively, “the Proposals”).

     At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

     Electronic copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and this Notice of Annual Meeting of Stockholders and Proxy Statement dated November 23, 2009 are available via the Investor Relations section of the Company’s website at www.speedus.com.

QUORUM AND VOTE REQUIREMENTS

     The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The Proposals will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Broker “non-votes” are only counted for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on the proposals to be acted upon at the Annual Meeting. Abstentions will be counted as present and entitled to vote, and will have the effect of a negative vote with respect to the proposals to be acted upon at the Annual Meeting. If you hold your shares through a broker, your shares may be voted even if you do not vote or attend the annual meeting. Under applicable stock exchange regulations, member brokers who do not receive instructions from beneficial owners will be allowed to vote on the Proposals.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     This proxy statement contains forward-looking statements. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify such forward-looking statements. Such statements reflect the current views and assumptions of the Company and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include, but are not limited to, risks relating to the volatility of our stock price, general market and economic conditions, the development and sale of our products, and the nature of the Company’s stockholders and potential stockholders. For a discussion of these and other risk factors that could affect our business, see “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

SOLICITATION AND REVOCATION

     PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

     All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions given. If no instructions are provided in an executed proxy, it will be voted (1) FOR the Board Proposal, (2) FOR proposals 2 and 3, and in accordance with the proxyholder’s best judgment as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

     The Company will bear the costs of soliciting proxies, which will be done initially by mail. Directors, officers and employees of the Company personally, by telephone or otherwise, may solicit proxies but will not be specifically compensated for such services. Arrangements have been made with brokerage firms and other nominees to forward proxy materials to beneficial owners of the Company’s Common Stock. The Company will pay these entities customary and reasonable fees and expenses. The Company may also retain third parties for advisory, information agent and ballot solicitation services. The Company will pay these third parties customary and reasonable fees and expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 30, 2009 with respect to the beneficial ownership of our stock by (i) each person known by us to be the beneficial owner of more than 5% of the Common Stock; (ii) each person serving as a director or director nominee of the Company; (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated owner has sole voting and dispositive power with respect thereto.

	Common Stock Beneficially
	Owned (1)
Beneficial Owner	Number	Percent
Shant S. Hovnanian (2)(3)	813,379	19.4
Vahak W. Hovnanian Asset Trust,
the Paris J. Hovnanian Asset
Trust and the Charentz J.
Hovnanian Asset Trust (4)	390,000	9.9
Vahak S. Hovnanian (5)	701,415	17.7
William F. Leimkuhler (6)	35,063	*
Jeffrey Najarian (7)	30,000	*
John Kallassy (8)	151,700	3.7
Stephen Graham (9)	10,000	*
XO Holdings, Inc. (10)	500,000	11.1
All Directors and Executive Officers as
a group (total 7 persons)	2,181,557	48.6

* Less than 1% of the outstanding Common Stock

     (1) Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares (i) the power to vote or dispose of such shares, whether or not such person has any pecuniary interest in such shares, or (ii) the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

     (2) Includes options to purchase 256,925 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

     (3) Includes 34,375 shares of Common Stock owned by Mr. Shant S. Hovnanian’s minor children for which Mr. Hovnanian, as custodian, has sole voting power.

     (4) These shares were donated by Shant S. Hovnanian as gifts to and held in equal portions by (i) the Vahak W. Hovnanian Asset Trust, (ii) the Paris J. Hovnanian Asset Trust and (iii) the Charentz J. Hovnanian Asset Trust (collectively, the "Trusts"), which were established for the benefit of Mr. Hovnanian’s minor children. Mr. Hovnanian’s wife is the trustee of the Trusts.

     (5) Includes options to purchase 29,625 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 2,500 shares of Common Stock that will be automatically granted upon election to the Board at the 2009 Annual Meeting.

     (6) Includes options to purchase 32,563 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 2,500 shares of Common Stock that will be automatically granted upon election to the Board at the 2009 Annual Meeting.

     (7) Includes options to purchase 27,500 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 2,500 shares of Common Stock that will be automatically granted upon election to the Board at the 2009 Annual Meeting.

     (8) Includes options to purchase 159,375 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable.

     (9) Includes options to purchase 10,000 shares of Common Stock pursuant to the Stock Incentive Plan, which are fully vested and exercisable, including options for 2,500 shares of Common Stock that will be automatically granted upon election to the Board at the 2009 Annual Meeting.

     (10) Pursuant to a Stock Purchase Agreement dated as of June 13, 1999, the Company is required to use all reasonable efforts, subject to fiduciary duties under applicable law, to cause an XO Communications, Inc. representative to be elected to the Company’s Board.

     In addition, Verizon Communications Inc., formerly Bell Atlantic Corporation, has the right to appoint one director to the Board, so long as Verizon shall hold at least 1% of the shares of Common Stock outstanding on a fully diluted basis.

EXECUTIVE OFFICERS OF THE COMPANY

     The table below sets forth the names, ages and titles of the persons who were executive officers of the Company as of September 30, 2009.

Name	Age	Position
Shant S. Hovnanian	50	Chairman of the Board of Directors,
		President and Chief Executive Officer
John A. Kallassy	45	Executive Vice President & CFO

     Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

     John A. Kallassy has served as Executive Vice President since September 2000 and, as of August 12, 2009, also serves at Chief Financial Officer of the Company. Since November 2004 Mr. Kallassy has also served as Chief Executive Officer of Zargis Medical Corp. In addition to developing and executing Zargis’ business strategy, Mr. Kallassy is also responsible for evaluating new business investment opportunities at Speedus within several business sectors. Prior to his leadership roles at Speedus and Zargis, Mr. Kallassy was a founder and Chief Executive Officer of American Data Consultants, Inc. (ADC), a firm specializing in information services, direct marketing and marketing research. Mr. Kallassy sold ADC to R.L. Polk in 1997 and continued his employment for three years at R.L. Polk as the ADC division president and later as a corporate vice president where he led the product management and analytical consulting groups for a $100 million business unit that was ultimately sold to Equifax Inc. Mr. Kallassy holds a Bachelor of Science Degree in Biochemistry that was completed at Leeds University in Leeds, England and earned his MBA from the Johnson School of Management at Cornell University.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

     The Board of Directors evaluates each year the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the applicable rules of The NASDAQ Stock Market. In 2008, the Board conducted a review of director independence. As a result of this review, the Board affirmatively determined that each of the following non-employee directors were independent and had no relationship with the Company, except as a director and stockholder: William F. Leimkuhler, Jeffrey Najarian and Christopher Vizas (resigned Dec. 29. 2008).

Governance and Nominating Committee

     The Governance and Nominating Committee of the Board (the “Nominating Committee”), currently consists of William F. Leimkuhler, Jeffrey Najarian, Shant Hovnanian and Vahak Hovnanian, and each member of the Governance and Nominating Committee is considered independent pursuant to the applicable rules of The NASDAQ Stock Market. The Nominating Committee identifies and submits on an annual basis to the full Board nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders.

     The Nominating Committee will consider suggested nominees to be placed on the ballot for election to the Board at each annual meeting of stockholders in accordance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Nominating Committee may receive recommendations for director nominees from a variety of sources, including stockholders, management, Board members and third party search firms. Stockholders may recommend any person to be a director of the Company by writing to the Company’s Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the rules of the Securities and Exchange Commission in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

     The Nominating Committee will review all candidates and subject all candidates to the same review criteria. Board members should be qualified, dedicated and ethical individuals who have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of Board members in the context of the current composition of the Company’s Board, and these recommendations are submitted to the Board for review and approval. In conducting this assessment, the Nominating Committee considers knowledge, skills, experience in business, finance, administration, relevant technical disciplines and other attributes that the Nominating Committee determines will contribute to the Company’s success and achievement of its business goals. In addition, at least a majority of the Company’s Board must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria and all of the members of the Compensation Committee and the Nominating Committee must be independent.

     The Nominating Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

Audit Committee

     The Audit Committee of the Board currently consists of William F. Leimkuhler (Chairman), Jeffrey Najarian and, Stephen Graham, and each member of the Audit Committee is considered independent pursuant to the applicable rules of The NASDAQ Stock Market. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services; review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments; review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements; and review with the independent auditor and management of the quality and adequacy of internal controls. The Board has determined that Mr. Leimkuhler is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

     The Audit Committee has adopted a charter which is available in the Investor Relations section of the Company’s website at www.speedus.com.

Compensation Committee

     The Compensation Committee of the Board currently consists of Jeffrey Najarian (Chairman), and William F. Leimkuhler, and each member of the Compensation Committee is considered independent pursuant to the applicable rules of The NASDAQ Stock Market. The Compensation Committee establishes and administers the Company’s policies regarding compensation. In addition, the Compensation Committee, as well as the Board of Directors, administers the Company’s Stock Incentive Plan and determines which eligible employees and consultants of the Company may participate in the Plan and the type, extent and terms of the awards to be granted to them.

Code of Ethics

     The Company is committed to conducting its business in accordance with applicable laws, rules and regulations and to full and accurate financial disclosure in compliance with applicable law. In order to promote honest and ethical conduct, the Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, employees and agents of the Company and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

     The Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available in the Investor Relations section of the Company’s website at www.speedus.com.

Board of Directors Meetings; Board Committee Meetings

     During 2008, the Board met five times and the Audit Committee of the Board met five times. The Compensation Committee and the Nominating Committees did not meet during 2008. All of the directors attended at least 80% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the board on which he served during the periods that he served, except for Mr. Vahak S. Hovnanian who attended at least 60% of the meetings. The Company encourages but does not require Directors to attend its annual meeting of stockholders; however, all Directors attended the 2008 Annual Meeting except for Mr. Vahak S. Hovnanian and Mr. Najarian.

Communication with the Board of Directors

     You can contact any Director by writing to such Director c/o Corporate Secretary, Speedus Corp., 1 Dag Hammarskjold Blvd., Freehold, New Jersey, 07728. The Corporate Secretary will promptly forward any communication unaltered to the Director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of the outstanding Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Commission. Specific due dates for these reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2008 fiscal year. The Company prepares these reports for our directors and executive officers on the basis of information obtained from them and from the Company’s records. Based on information available to us during fiscal year 2008, we believe that all applicable Section 16(a) filing requirements were met.

AUDIT COMMITTEE REPORT

     Management is responsible for the Company’s internal control, consolidated financial statements and the financial reporting process. Amper, Politziner & Matttia, P.C. served as the Company’s independent registered public accounting firm in 2008 and was responsible for expressing an opinion on those consolidated financial statements based upon an audit in accordance with auditing standards generally accepted in the United States of America. The Audit Committee’s responsibilities include the monitoring and oversight of these processes.

     The Audit Committee has met and held discussions with management and Amper, Politziner & Matttia, P.C. The Audit Committee has also reviewed and discussed the 2008 quarterly and annual consolidated financial statements with management and Amper, Politziner & Matttia, P.C. The Audit Committee has also discussed with Amper, Politziner & Matttia, P.C. matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     Amper, Politziner & Matttia, P.C. has also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and the Audit Committee discussed with Amper, Politziner & Mattia, P.C. that firm’s independence.

     Based upon the Committee’s review and discussion of the 2008 annual consolidated financial statements with management and Amper, Politziner & Matttia, P.C, the Audit Committee recommended to the Board of Directors that the Company’s audited 2008 consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:
William F. Leimkuhler (Chairman)
Jeffrey Najarian
Christopher Vizas

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Determination of Compensation

     Our compensation policy for all of our executive officers is formulated and administered by the Compensation Committee of the Board. Compensation of our executive officers, exclusive of the Chief Executive Officer, is developed and approved by the Chief Executive Officer, subject to oversight by the Compensation Committee. Compensation of the Chief Executive Officer is developed and approved by the Compensation Committee. The Compensation Committee, as well as the Board of Directors, also administers the Company’s 2005 Stock Incentive Plan, under which grants of various stock-based incentives may be made to employees (including executive officers), directors and consultants.

     The primary goals of our compensation policy are to attract, retain and motivate skilled executive officers and to provide incentives for them to act in the best interests of our stockholders. In determining the level of executive compensation, certain quantitative and qualitative factors, including, but not limited to, the Company’s operating and financial performance, the individual’s level of responsibilities, experience, commitment, leadership and accomplishments relative to stated objectives, and marketplace conditions are taken into consideration.

Elements of Compensation

     Our compensation program for executives consists of four key elements, each discussed in greater detail below: (1) base salary, (2) performance-based bonuses, (3) grants of stock-based incentives, and (4) other benefits and perquisites.

     Base Salary. Base salaries for executive officers are intended to provide a fixed component of compensation. In setting base salary amounts for our executive officers other than the Chief Executive Officer, the Compensation Committee takes into account such factors as competitive industry salaries, the executive’s scope of responsibilities, as well as the individual’s performance and contribution to the business.

     Performance Bonus. Executive officers have an opportunity to receive performance-based cash bonus awards based on the overall performance of the Company and on specific individual performance targets.

     Stock-based Incentives. Executive officers also have an opportunity to receive grants of stock-based incentives, which have historically consisted of options to purchase the Company’s common stock. These awards are granted under our 2005 Stock Incentive Plan and provide our executives with the incentive to remain employed with the Company for longer periods of time, which, in turn, provides the Company with greater stability. Equity awards also are less costly to the Company than cash compensation.

     Other Benefits and Perquisites. Executive officers receive the same general health and welfare benefits offered to all employees. Except as provided in individual employment agreements, we provide no other perquisites to executive officers. With respect to the perquisites that are provided, we believe that such perquisites assist us in attracting and retaining talented executives in a highly competitive market.

Section 162(m) of the Code.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limits the deductibility by the Company of compensation paid in any one year to any executive officer named in the Summary Compensation Table to $1,000,000. Option awards under the Plan made in conformity with the “performance-based” exemption from Section 162(m) will be exempt from the limits of Section 162(m). While our policy has always been to pursue a strategy of maximizing the deductibility of compensation for all of our employees, the Compensation Committee believes it is important to maintain the flexibility to take actions it considers to be in the best interest of the Company and its stockholders, which may be based on considerations in addition to Section 162(m). During the years ended December 31, 2008, 2007, 2006 or 2005, none of our executive officers were paid cash compensation in excess of $1,000,000.

Summary Compensation Table

     The following table sets forth the salary and bonus, as well as certain other compensation, paid or accrued to each of the three most highly compensated executive officers of the Company (the "Named Executive Officers") for the years ended December 31, 2008, 2007 and 2006 in all capacities in which they served. See “Employment Agreements”.

										Non-
									Non-Equity	qualified
									Incentive	Deferred	All Other
							Option		Plan	Compen-	Compen-
Name and					Stock		Awards		Compen-	sation	sation
Principal Position	Year	Salary	Bonus		Awards		(1)		sation	Earnings	(2)	Total
Shant S. Hovnanian	2008	$275,000	$	---	$	---	$	---	$ ---	$ ---	$75,162	$350,162
Chief Executive Officer	2007	275,000		---		---		---	---	---	171,526	446,526
	2006	268,750		---		---		484,000	---	---	164,780	917,530
Thomas M. Finn	2008	$232,000	$	---	$	---	$	---	$ ---	$ ---	$ ---	$232,000
Chief Financial Officer	2007	230,625		---		---		---	---	---	---	230,625
	2006	220,325		---		---		---	---	---	---	220,325
John A. Kallassy	2008	$225,000		$7,000	$	---	$	---	$ ---	$ ---	$ ---	$232,000
Executive Vice President	2007	225,000		53,000		---		---	---	---	---	278,000
	2006	225,000		24,000		---		---	---	---	---	249,000

     (1) In determining the aggregate grant date fair value, the stock options were valued using the Black-Scholes option pricing model. For information on the key assumptions used in valuing the options, see “Notes to Consolidated Financial Statements - Note 2, Summary of Significant Accounting Policies - Stock options.”

     (2) Under the terms of his employment contract, Mr. Hovnanian is entitled to certain benefits. See ‘Employment Agreements’. The amount shown in the table above represents the total cost of these items to the Company without adjustment for the portion of these costs allocable to business use by the Company.

Grants of Plan-Based Awards Table

There were no grants of options to purchase Common Stock made to named Executive Officers during 2008.

Employment Agreements

     We entered into a 3-year agreement effective April 1, 2006 with Mr. Shant S. Hovnanian, Chairman and Chief Executive Officer of the Company. The agreement had a three-year term and provided for an annual salary of $275,000. Under the agreement, Mr. Hovnanian was entitled to be considered for an annual performance based bonus targeted at 50% or greater of his base salary, use of a Company apartment and car, a country club membership (which Mr. Hovnanian did not take) and a $2,000,000 term life insurance policy with the beneficiary designated by Mr. Hovnanian. Under the agreement, Mr. Hovnanian was also granted 100,000 options in August 2006 to purchase shares of our Common Stock at the market value as of the effective date of the agreement. The options are fully vested and immediately exercisable.

     We entered into an employment agreement effective September 5, 2000 with Mr. John A. Kallassy. The agreement provides that Mr. Kallassy will act as our Executive Vice President. The agreement, which has no term, provides for an annual salary of $175,000, subject to periodic review, and annual bonuses aggregating $50,000 based on the executive’s attainment of certain performance goals. Under this agreement, Mr. Kallassy was granted 56,250 options to purchase shares of our Common Stock at the market value as of the effective date of the agreement. 4,688 of these options were fully vested and immediately exercisable at the date of grant. Of the balance, 4,688 options become exercisable each three months after September 5, 2000 and all options are now fully vested and exercisable. In 2005, Mr. Kallassy’s bonus and salary were combined and the aggregate total paid as salary. Thereafter, Mr. Kallassy became entitled to bonuses based upon the achievement of certain agreed upon milestones.

2005 Stock Incentive Plan

     We maintain the 2005 Stock Incentive Plan pursuant to which we grant stock options and other share-based incentive awards to our employees and directors. Generally, awards granted under the Plan vest and, where applicable, become exercisable according to the terms set forth in each individual award agreement. In the event of a “change in control” of the Company (as defined in the Plan), all outstanding awards will become immediately vested. Further, upon the occurrence of a “corporate event” (as defined in the Plan), the Compensation Committee may, in its sole discretion, provide for the cancellation of outstanding awards upon the consummation of such event and the payment of an amount in cash or property in exchange for the cancellation of the awards

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth information regarding the outstanding stock option awards held by the Named Executive Officers as of December 31, 2008. None of the Named Executive Officers have ever received any stock awards.

			Equity
			Incentive
			Plan Awards:
			Number of
			Securities
	Number of Securities		Underlying
	Underlying		Unexercised	Option	Option
	Unexercised Options		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
Shant S. Hovnanian	62,500	---	---	$19.360	6/11/2009
	31,925	---	---	4.000	4/3/2011
	62,500	---	---	4.400	4/25/2012
	100,000	---	---	5.080	8/10/2016
Thomas M. Finn*	5,000	---	---	$19.360	6/11/2009
	33	---	---	21.360	4/30/2009
	35	---	---	20.800	5/31/2009
	2,784	---	---	4.000	4/3/2011
	25,000	---	---	4.700	6/10/2013
John Kallassy	56,250	---	---	$12.000	9/5/2010
	28,125	---	---	4.000	4/3/2011
	25,000	---	---	6.000	7/15/2015

     For additional information regarding stock options, see Note 6, the Stockholders’ Equity section, of the “Notes to Consolidated Financial Statements” of the Annual Report on form 10K for the 2008 fiscal year.

     *Effective on August 17, 2009, John Kallassy replaced Thomas Finn as treasurer and chief financial Officer. Mr. Kallassy will also remain chief executive officer of Speedus Corp.’s subsidiary Zargis Medical Corp.

Option Exercises and Stock Vested

None of the Named Executive Officers exercised any stock options during 2008 and none of the Named Executive Officers have ever received any stock awards.

Director Compensation

     The following table sets forth information regarding the cash fees, as well as certain other compensation, paid or accrued to our Directors for the year ended December 31, 2008.

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees			Incentive	Deferred
	Earned or		Option	Plan	Compen-	All Other
	Paid in	Stock	Awards	Compen-	sation	Compen-
Name	Cash	Awards	(1) (2)	sation	Earnings	sation	Total
Vahak S. Hovnanian	$24,000	$ ---	$825	$ ---	$ ---	$ ---	$24,825
William F. Leimkuhler	72,000	---	825	---	---	---	72,825
Jeffrey Najarian	24,000	---	825	---	---	---	24,825
Christopher Vizas	66,000	---	825	---	---	---	66,825

     (1) In determining the aggregate grant date fair value, the stock options were valued using the Black-Scholes option pricing model. For information on the key assumptions used in valuing the options, see “Notes to Consolidated Financial Statements - Note 2, Summary of Significant Accounting Policies - Stock options.”
     (2) At December 31, 2008, Messrs. Hovnanian, Leimkuhler, Najarian and Vizas held stock options in the aggregate amounts of 29,625, 32,563, 27,500 and 25,000, respectively.

     During 2008, our Directors who are not officers or employees ("Non-Employee Directors") received an annual retainer of $24,000, except for Mr. Vizas who received $22,000 reflecting a pro-ration as a result of Mr. Vizas’ becoming Executive Chairman and employee of one of the Company’s subsidiaries effective December 2, 2008. Mr. Leimkuhler received an additional retainer for services as a Director of two of the Company’s majority-owned subsidiaries, as lead outside director of the Company and as the Chairman of the Company’s Audit Committee in the aggregate amount of $48,000. Mr. Vizas received an additional retainer for services as a Director of two of the Company’s subsidiaries and as the Chairman of the Company’s Governance and Nominating Committee in the aggregate amount of $44,000, reflecting a pro-ration as discussed above. Thereafter, Mr. Vizas resigned from the Board of Directors effective December 29, 2008. In addition, upon their initial election to the Board, new Non-Employee Directors are granted options to purchase 1,250 shares of Common Stock that are fully vested and immediately exercisable. Upon the date of each annual meeting, Non-Employee Directors are granted options at fair market value to purchase an additional 2,500 shares of Common Stock that are fully vested and immediately exercisable. Our Directors of the Company who are officers or employees do not receive any additional compensation for serving on the Board or on any Board committee.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationship exists between the Board of Directors or the Compensation Committee and the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this proxy statement.

By the Compensation Committee of the Board of Directors:
Jeffrey Najarian (Chairman)
William F. Leimkuhler

Equity Compensation Plans

     The following table sets forth certain information as of December 31, 2008 for all compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance:

Number of
	securities to be	Weighted
	issued upon	average exercise
	exercise of	price of	Number of
	outstanding	outstanding	securities
	options,	options,	remaining
	warrants and	warrants and	available for
Plan category	rights	rights	further issuance
Equity compensation plans
approved by security holders	617,088	$6.98	106,869
Equity compensation plans not
approved by security holders	---	$ ---	---
Total	617,088	$6.98	106,869

PROPOSAL 1—THE BOARD PROPOSAL

     The Board currently consists of five directors (with six vacancies) who are elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Nominating Committee has designated the Nominees listed below for election as directors to the Board to serve until the 2010 Annual Meeting or until their successors are duly elected and qualified. If any Nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended by the Nominating Committee.

NOMINEES

	Age
		Chairman of the board of Directors,
Shant S. Hovnanian	50	President and Chief Executive Officers
Vahak Hovananian	77	Director
William Leimkuhler	58	Director
Jeffrey Nagerian	50	Director
Steven X. Graham	50	Director

     Shant S. Hovnanian has served as our Chairman of the Board of Directors, President and Chief Executive Officer since October 1995. From June 1980 until January 1991, Mr. Hovnanian served as Executive Vice President of the V. S. Hovnanian Group (the “Hovnanian Group”), consisting of home building operations, real estate development and utility companies. In 1995, Mr. Hovnanian served as a U.S. Delegate to the World Radio Conference of the International Telecommunications Union in Geneva, Switzerland. Mr. Hovnanian is the son of Mr. Vahak S. Hovnanian.

     Vahak S. Hovnanian has served as a Director since October 1995. Mr. Hovnanian has been Chairman of the Board and President of the Hovnanian Group since 1968. Mr. Hovnanian is the father of Mr. Shant S. Hovnanian.

     William F. Leimkuhler has served as a Director since September 2000. Mr. Leimkuhler is the General Counsel and Director of Business Development of Paice Corporation, a privately held developer of advanced vehicle powertrains. Mr. Leimkuhler is also a director of Integral Systems, Inc. and U.S. Neurosurgical, Inc. From 1994 through 1999, he held various positions with Allen & Company, a New York investment banking firm, initially serving as the firm’s General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White & McAuliffe).

     Jeffrey Najarian has served as a Director since October 2000. Mr. Najarian has been Chief Executive Officer of Starpoint Solutions, Inc., formerly TIS Worldwide, Inc., since its inception in 1992. A creator and founder of Starpoint, he has been instrumental in building one of the country’s fastest growing, privately-held companies, as cited by Inc. magazine. From 1984-1992, Mr. Najarian worked at Setford-Shaw-Najarian, a recruiting/placement firm for technology specialists, becoming a partner after only three years. He led the staff in billing, propelling SSN to become a leading search firm for Wall Street banks.

     Mr. Graham is Managing Director of Crosshill Financial Group, Inc., which he founded in 1988, and has been a General Partner of Crosshill Georgetown Capital, L.P. since November 2000 and Crosshill Debt II, L.P. since 2004. Prior to these roles Mr. Graham was a Principal with Kidder Peabody & Co. and held positions with Merrill, Lynch & Co. and Arthur Young & Co. Mr. Graham received a B.A. from Georgetown University and an MBA from the University of Chicago Graduate School of Business. He is also a board member of NYSE-traded TNS Inc. and several private companies.

Recommendation and Vote

     Approval of the election of the Nominees to the Board requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR the election of the Nominees to the Board.

PROPOSAL 2—THE STOCK INCENTIVE PLAN PROPOSAL

     On November 13, 2009, the Board adopted an amendment to the Speedus Corp. 2005 Stock Incentive Plan (the “2005 Plan”), increasing the number of shares that may be issued thereunder from 319,842 to 469,842, subject to further adjustment pursuant to the terms of the 2005 Plan as described below, an increase of 150,000 shares (the “2005 Plan Amendment”) and making other mechanical adjustments to the provisions of the 2005 Plan. As so amended and restated, the plan is referred to herein as the Amended 2005 Plan.

     Stockholders are being asked to approve the 2005 Amendment, and the Amended 2005 Plan, so that the Company can continue to attract and retain outstanding and highly skilled employees. The Board believes the implementation of the Amended 2005 Plan is necessary for the Company to offer a competitive equity incentive program. If approved, the Amended 2005 Plan will be a critical factor in attracting, retaining, and rewarding the high caliber employees, officers and directors that are essential to our future success. If approved by stockholders, the Amended 2005 Plan will be the Company’s only equity incentive plan.

     The Company is seeking stockholder approval of the Amended 2005 Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of NASDAQ. The following summary of the Amended 2005 Plan is qualified in its entirety by express reference to the text of the Amended 2005 Plan, a copy of which is available via the Investors Relations section of the Company’s website at www.speedus.com or which will be delivered to any stockholder of the Company upon request. Under the Amended 2005 Plan, Options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs"). In addition, stock appreciation rights ("SARs"), restricted shares of Common Stock  ("Restricted Stock"), awards of Common Stock with performance related vesting criteria ("Performance Shares"), phantom stock units ("Phantom Stock Units"), Common Stock bonus awards ("Bonus Stock") and other equity-based awards may be granted (collectively or individually, "Awards").

Purpose and Eligibility

     The purpose of the Amended 2005 Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Amended 2005 Plan. The approximate number of officers, employees, directors, and consultants eligible to participate in the Amended 2005 Plan is currently 20.

Administration

     The Amended 2005 Plan will be administered by the Board or a Committee appointed by the Board of Directors from among its members (the entity administering the Amended 2005 Plan is hereafter called the "Committee"). The Committee, in its sole discretion, will determine which individuals may participate in the Amended 2005 Plan and the type, extent and terms of the Awards to be granted thereunder. In addition, the Committee is authorized to interpret the Amended 2005 Plan and makes all other determinations with respect to the administration of the Amended 2005 Plan.

Awards

     The Amended 2005 Plan allows for the discretionary grant of Options, SARs, Performance Shares, Phantom Stock Units, Restricted Stock, Bonus Stock and other equity-based awards authorized by the Committee. In addition, Board members who are not also employees of the Company ("Non-Employee Directors") are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the Amended 2005 Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

     Options. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options will expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) any termination of employment or service with the written approval of the Committee, or (C) termination of employment or service by the Company without cause (each a "Normal Termination"), (iii) immediately upon termination of employment other than by Normal Termination, death or disability, (iv) twelve months after (A) the death of the optionee while still employed or within three months of a Normal Termination or (B) termination of employment or service with the Company or a subsidiary due to complete disability, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash and/or by delivery of shares of Common Stock having a value at the time of exercise equal to the Option exercise price or, in the discretion of the Committee, either (i) by delivery of other property having a value on the date of exercise equal to the Option exercise price, (ii) through a brokered exercise, (iii) through a net exercise where a number of shares equal to the Option exercise price are withheld by the Company, or (iv) by any other means approved by the Committee.

     In the event the fair market value of the Common Stock declines below the Option exercise price for any Option, the Committee may, at any time, adjust the exercise price or number of shares subject to the Option, reduce the exercise price, cancel and regrant the Option or take any similar action it deems to be for the benefit of the Participant in light of the declining fair market value of the Stock; provided, however, that none of the foregoing actions may be taken without prior approval of the Board. The Board may also permit the voluntary surrender of all or any portion of any Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Any such new Option may be exercisable at an exercise price, during an Option period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Option surrendered.

     SARs. The Committee may grant to any eligible person a SAR, either in conjunction with any Option or independent of the grant of an Option. A SAR gives the holder the right to receive upon exercise the excess of the fair market value of one share of Common Stock on the date of exercise over the strike price set for the SAR on the date of grant multiplied by the number of shares underlying the SAR (the "Spread"). Such payment will be made, at the discretion of the Committee, in shares of Common Stock or cash equal to the value of the Spread or any combination thereof. A SAR granted in connection with an Option will become exercisable, be transferable and expire according to the same schedule as the Option. A SAR granted independent of an Option will become exercisable, be transferable and expire in accordance with the terms established by the Committee. Once a SAR becomes exercisable, the holder of the SAR may exercise the SAR by filing an irrevocable written notice with the Committee specifying the number of SARs to be exercised. Unexercised SARs that are in-the-money just prior to their expiration will automatically be exercised and the holders will receive the value of the Spread.

     Performance Shares. The Committee may establish Performance Share programs to be effective over designated periods ("Award Periods") and will determine the number of performance share units ("Performance Share Units") to be awarded to each participant who is selected by the Committee. At the beginning of each Award Period, the Committee will establish performance goals in writing based upon financial objectives for the Company for such Award Period and a schedule relating the accomplishment of such goals to the amount of Performance Share Units to be earned by participants. Performance goals may include absolute or relative growth in earnings per share or rate of return on stockholders' equity or other measurements of individual, corporate, business or stock performance and may be determined on an individual basis or by categories of participants.

     Performance Share Units under the Plan may be granted in a manner constituting “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such Awards will be based upon one or more of the following business criteria: stock price, pre-tax earnings, earnings per share, net revenue, operating income, return on assets, shareholder return, return on equity, growth in assets, net sales, licensing revenue, cash flow, market share, relative performance to a group of companies comparable to the Company, and/or strategic business criteria consisting of one or more objectives based on the Company’s meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance Share Units intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, (i) the Committee will establish in writing the objective performance-based goals applicable to a given Award Period no later than 90 days after the commencement of such Award Period (but in no event after 25% of such period has elapsed) and (ii) no Performance Share Unit Awards shall be payable to any recipient for a given Award Period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum number of shares of Stock underlying (or that relate to) a Performance Share Unit Award paid to or earned by any individual in any fiscal year cannot exceed 125,000 shares.

     The Committee may adjust performance goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period provided, however, that with respect to such Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustment shall be made only to the extent that the Committee determines that such adjustments may be made without a loss of deductibility for such Award under Section 162(m) of the Code. At the completion of an Award Period, or at other times as specified by the Committee, the Committee will calculate the amount earned with respect to each participant's Award of Performance Share Units. The amount earned with respect to such Award will be paid as soon as practicable in shares of Common Stock having an equal fair market value. The Committee may also pay such amount in cash and/or shares of Common Stock.

     Restricted Stock and Phantom Stock. The Committee may grant shares of Restricted Stock and Phantom Stock Units to eligible persons and may establish terms, conditions and restrictions applicable thereto.

     Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the holder to such shares and as a shareholder will terminate.

     In the case of a Phantom Stock Unit Award, no shares of Common Stock will be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. Until the restrictions on Phantom Stock Units are lifted or expire, such Awards will be subject to forfeiture as set forth below.

     The restricted period for Restricted Stock and Phantom Stock Units will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock and/or Phantom Stock Unit Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock or Phantom Stock Units whenever it determines that such action is appropriate.

     With respect to Awards of both Restricted Stock and Phantom Stock Units, the following forfeiture provisions will apply. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award or a termination of employment or service on account of a disability, the non-vested portion of the Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient's beneficiary as soon as practicable following death.

     Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan. Upon the expiration of the restricted period with respect to any Phantom Stock Units, the Company will deliver to the participant, or his beneficiary, without charge one share of Common Stock for each Phantom Stock Unit; provided, however, that the Committee may, in its sole discretion, pay any portion of such Award in cash and/or shares of Common Stock.

     Automatic Option Grants to Non-Employee Directors. Unless otherwise determined by the Board, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 1,250 shares of Common Stock. Additionally, unless otherwise determined by the Board, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 2,500 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

     All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options are fully vested and exercisable as of the date of grant. The term of each Non-Employee Director Option ("Term"), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

     If, prior to the expiration of the Term, the Non-Employee Director ceases to be a member of the Board for any reason other than his death or disability, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies or separates from service on account of a disability, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death or such separation on account of disability. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director's service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

     Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director's lifetime only by him.

     The Board may terminate or amend the automatic Award to Non-Employee Directors by increasing or decreasing the number of shares of Stock subject to the formula or substituting an alternate formula or a different Award on different terms, including different vesting conditions.

     Bonus Stock. The Committee may issue shares of unrestricted Common Stock under the Plan to eligible persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee from time to time in its sole discretion determines. Bonus Stock Awards may be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

     Other Equity-Based Awards. The Committee is authorized to issue such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Common Stock, as determined by the Committee in its sole discretion. The Committee shall determine the terms and conditions of such Awards on the date of grant. The Committee may also grant cash awards, as an element of or supplement to any other Award under the Plan.

Adjustments for Recapitalization, Merger, etc. of the Company

     Awards, and any agreements evidencing such Awards, and any performance goals with respect to such Awards, shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Amended 2005 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended 2005 Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Common Stock available under the Amended 2005 Plan and the maximum number of shares available for grant to any participant in any year pursuant to Options or SARs shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

Effect of Change in Control

     Unless otherwise determined by the Board prior to a Change in Control or as otherwise provided in any Award agreement, in the event of a Change in Control (as defined in the Amended 2005 Plan), notwithstanding any vesting schedule provided for in the Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to the unvested portion of such Option or SAR, and the restricted period for Phantom Stock Units and Restricted Stock shall expire immediately with respect to the unvested portion of the Phantom Stock Units or shares of Restricted Stock subject to restrictions.

     In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which performance goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available or such other information as it deems relevant, and (ii) cause to be paid to each participant partial or full Awards with respect to performance goals for each such Award Period based upon the Committee's determination of the degree of attainment of performance goals.

     In the event of certain merger, change in control situations (not necessarily enumerated under the definition of "Change in Control") or other extraordinary corporate transactions the Committee may cancel any outstanding Awards and pay to the holders thereof, in cash, the value of such Awards.

Shares Subject to the Amended 2005 Plan

     The total number of shares of Common Stock reserved for issuance under the Amended 2005 Plan is currently 469,842, subject to increase in the event of the expiration, forfeiture or cancellation of Awards issued under the Company’s 1995 Stock Incentive Plan, as amended, without the issuance of shares of Common Stock in satisfaction of such Awards. No more than 125,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

Market Value

     The closing price of the Common Stock on NASDAQ on November 17, 2009 was $4.23 per share.

Amendment and Termination

     The Board may at any time terminate the Amended 2005 Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Amended 2005 Plan to outstanding Awards without the consent of any participant), the Board or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, subject to certain limitations set forth in the Amended 2005 Plan.

Section 409A

     To the extent that any payments or benefits provided under the Amended 2005 Plan are considered deferred compensation subject to Section 409A of the Code, the Company intends for this Plan to comply with the standards for nonqualified deferred compensation established by Section 409A of the Code (the “409A Standards”). To the extent that any terms of the Amended 2005 Plan would subject participants to gross income inclusion, interest or an additional tax pursuant to Section 409A of the Code, those terms are to that extent superseded by the 409A Standards. The Company reserves the right to amend Awards granted under the Amended 2005 Plan to cause such Awards to comply with or be exempt from Section 409A of the Code.

Federal Tax Consequences

     The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Amended 2005 Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

     ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

     If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

     If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

     For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Section 409A. Although the Amended 2005 Plan is intended to be compliant with the provisions of Section 409A of the Code, to the extent that Awards granted under the Amended 2005 Plan are considered to provide for the deferral of compensation within the meaning of Section 409A and the rules, regulations and other guidance issued thereunder and any such Award fails to comply with the Section 409A, the recipient of any such Award may be subject to income inclusion, interest and a 20 percent tax penalty as provided for under Section 409A for noncompliance.

Special Rules Applicable to Corporate Insiders

     As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10 percent of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

New Plan Benefits

     The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the Amended 2005 Plan at the upcoming Annual Meeting.

Non-Executive Director	N/A	10,000

     Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the Amended 2005 Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended 2005 Plan. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 2004 fiscal year to the Named Executive Officers is set forth in the Company’s 2004 Annual Report on Form 10-K under Item 11. Executive Compensation and in this proxy under Executive Compensation.

Recommendation and Vote

     Approval of the Stock Incentive Plan Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended 2005 Plan and any Award granted thereunder shall not be effective. If the Amended 2005 Plan is not approved, the Company will have no other vehicle through which to grant equity awards to its key employees or directors.

The Board recommends a vote FOR the approval of the Stock Incentive Plan Proposal.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

     The Audit Committee of the Company’s Board of Directors has appointed Amper, Politziner & Mattia, P.C., an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2009. The Company is submitting the appointment by the Audit Committee to stockholders for their ratification. If stockholders do not ratify the appointment of Amper, Politziner & Mattia, P.C., the Audit Committee will reconsider its appointment.

     A representative of Amper, Politziner & Mattia, P.C. will attend the Annual Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

Change in Principal Accounting Firm

     On April 30, 2008, the Company dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Audit Committee participated in and approved the decision to dismiss PricewaterhouseCoopers LLP.

     The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the years ended December 31, 2006 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2006 and 2007 and through April 30, 2008, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the years ended December 31, 2006 and 2007, and through April 30, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers LLP agrees with the above statements. A copy of such letter, dated May 1, 2008, was filed as an exhibit to the Current Report on Form 8-K filed by the Company on May 5, 2008.

     The Company engaged Amper, Politziner & Mattia, P.C. as its new independent registered public accounting firm as of April 30, 2008. The Audit Committee participated in and approved the decision to engage the Company’s new independent registered public accounting firm.

     During the years ended December 31, 2006 and 2007 and through April 30, 2008, the Company has not consulted with Amper, Politziner & Mattia, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Amper, Politziner & Mattia, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees of Principal Accounting Firm

     Audit Fees represent fees for services rendered in connection with the annual audit and quarterly reviews of the Company’s financial statements. For the years ended December 31, 2008 and 2007, the Company paid or accrued $140,000 and $207,000 for audit fees to Amper, Politziner & Mattia, LLP and PricewaterhouseCoopers LLP, respectively.

     Audit-Related Fees represent fees for services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not reported as Audit Fees. For the years ended December 31, 2008 and 2007, the Company did not pay or accrue any amounts for audit-related fees.

     Tax Fees represent fees for services rendered in connection with tax compliance, tax advice and tax planning. For the years ended December 31, 2008 and 2007, the Company paid or accrued $60,000 and $56,000 for tax fees to Amper, Politziner & Mattia, LLP and PricewaterhouseCoopers LLP, respectively.

     All Other Fees represent fees for services rendered other than those described above. For the year ended December 31, 2008, the Company paid PricewaterhouseCoopers LLP $5,000 in fees in connection with the Company’s change in its principal accountant. For the year ended December 31, 2007, the Company did not pay or accrue any amounts for all other fees.

     The Audit Committee of the Company's Board of Directors has established a policy requiring its pre-approval of all audit and non-audit services provided by its independent registered public accounting firm. The policy requires the general pre-approval of annual audit services and all other permitted services.

     All of the audit and non-audit services described above were approved by the Audit Committee and not pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

     Recommendation and Vote

     The ratification of appointment of independent registered public accounting firm proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR ratification.

OTHER BUSINESS OF THE MEETING

     The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, since matters which management of the Company is not now aware of may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting on these matters. The persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to these matters. Upon receipt of proxies in time for voting, the shares represented will be voted as indicated thereon and in this Proxy Statement.

2010 STOCKHOLDERS’ PROPOSALS

     To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2010, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to November 23, 2010. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to November 23, 2010. All stockholder proposals should be sent to the attention of Corporate Secretary, Speedus Corp., 1 Dag Hammarskjold Blvd., Freehold, New Jersey, 07728.

STOCKHOLDERS SHARING AN ADDRESS

     We will deliver only one Proxy Statement, Annual Report, or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement, Annual Report, or Notice of Internet Availability of Proxy Materials to a shareholder at a shared address to which a single copy of the Proxy Statement, Annual Report, or Notices of Internet Availability of Proxy Materials is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the Proxy Statement, Annual Report, or Notices of Internet Availability of Proxy Materials by contacting us at Speedus Corp., c/o Corporate Secretary, 1 Dag Hammarskjold Blvd., Freehold, New Jersey, 07728 or by calling us at 888.773.3669, Ext 23. Conversely, if multiple stockholders sharing an address receive multiple Proxy Statements, Annual Reports, or Notices of Internet Availability of Proxy Materials and wish to receive only one, such stockholders can notify us at the address or phone number set forth in the preceding sentence.

FORM 10-K REPORT

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 IS INCLUDED IN THIS MAILING WITH THE PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT OR THIS PROXY STATEMENT MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER UPON WRITTEN REQUEST TO SPEEDUS CORP., 1 DAG HAMMARSKJOLD BLVD., FREEHOLD, NEW JERSEY, 07728; BY CALLING US AT 888.773.3669, EXT 23, OR BY VISITING THE INVESTOR RELATIONS SECTION OF OUR WEBSITE AT WWW.SPEEDUS.COM (http://www.speedus.com).

By Order of the Board of Directors
Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

November 23, 2009

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.
1.	Election of Directors:	For	Withhold				For	Withhold		For	Withhold
	01 - Shant S. Hovnanian *	☐	☐		02 - Vahak S. Hovnanian *		☐	☐	03 - William F. Leimkuhler *	☐	☐

	04 - Jeffrey Najarian *	☐	☐		05 - Stephen X. Graham *		☐	☐

* To elect to the Board of Directors the five directors listed above currently serving thereon to serve until the Company’s 2010 Annual Meeting of Stockholders or until their successors are duly elected.

				For	Against	Abstain					For	Against	Abstain
2.	To approve an amendment to the Company’s 2005 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance by 150,000.			☐	☐	☐	3.		Ratification of the appointment of Amper, Politziner & Mattia, P.C. as the Company’s independent registered public accounting firm.		☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.							Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are three proposals related to the management and operation of Speedus Corp. (the “Company”) that require your immediate attention. These are discussed in detail in the enclosed Proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card and return your Proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders of the Company to be held on December 17, 2009.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Shant S. Hovnanian
Chairman, President and
Chief Executive Officer

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Speedus Corp.
1 Dag Hammarskjold Blvd.
Freehold, N.J. 07728

Annual Meeting of Stockholders - December 17, 2009
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shant S. Hovnanian and John A. Kallassy as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2009 Annual Meeting of Stockholders of Speedus Corp. to be held at the Company’s Executive Offices at 1 Dag Hammarskjold Blvd., Freehold, N.J. 07728, on Thursday, December 17, 2009, at 11:00 a.m., Eastern time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and act on the matters on the reverse side set forth in such notice as specified by the undersigned. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or at any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.